UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 8/3/2016
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
The following information is furnished under Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On August 3, 2016, the Company issued a news release on the subject of the Company's results of operations and financial condition for the fiscal quarter ended June 30, 2016.
The press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Press release dated August 3, 2016.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
August 3, 2016	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer